Exhibit 10.07

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 27 day of February, 2014 (the “Third Amendment Effective Date”), by and between Silicon Valley Bank (“Bank”) and Proofpoint, Inc., a Delaware corporation (“Borrower”) whose address is 892 Ross Drive, Sunnyvale, CA 94089.
RECITALS
A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 19, 2011 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to make certain revisions as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement and Perfection Certificate, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Waiver. Borrower acknowledges that it failed to maintain liquidity as required by Section 6.7 of the Loan Agreement for the quarter ending 12/31/2013 (the “Existing Default”). Bank hereby waives the Existing Default. This waiver does not apply to Borrower’s obligation to meet the financial covenant under Section 6.7, as amended by this Amendment, after the date hereof.
3.    Amendments to Loan Agreement and Perfection Certificate.
3.1    Section 6.7 (Financial Covenants). Section 6.7 of the Loan Agreement is amended in its entirety and replaced with the following:
6.7    Financial Covenants. Maintain at all times, to be tested as of the last day of each quarter, unless otherwise noted, with respect to Borrower:
Liquidity. Borrower’s unrestricted cash and Cash Equivalents at Bank plus net accounts receivable shall be at least two times: (i) the amount of all outstanding Indebtedness of Borrower, minus (ii) the amount of all outstanding Convertible Debt.
3.2    Section 13 (Definitions). The following terms and their respective definitions are added in Section 13.1 of the Loan Agreement in proper alphabetical order:
“Convertible Debt” means the up to $201,250,000 in unsecured convertible Indebtedness incurred by Borrower after December 5, 2013 but on or before the Third Amendment Effective Date.

Exhibit 10.07

“Third Amendment” is the Third Amendment to Loan and Security Agreement by and among Borrower and Bank.
“Third Amendment Effective Date” is defined in the Third Amendment.
3.3    Compliance Certificate (Exhibit D). Exhibit D of the Loan Agreement, the Compliance Certificate, is amended in its entirety and replaced with Exhibit A to this Amendment.
4.    Limitation of Amendments.
4.1    The waiver set forth in Section 2 and the amendments set forth in Section 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

Exhibit 10.07

5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.    Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.
8.    Amendments in Writing; Integration. This Amendment is a Loan Document. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
9.    Governing Law; Venue. The provisions of Section 11 of the Loan Agreement apply to this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Justin Mauch Name: /s/ Justin Mauch Title:	Proofpoint, Inc. By: /s/ Paul Auvil Name: /s/ Paul Auvil Title: Chief Financial Officer

EXHIBIT A

COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                    Date:
FROM: PROOFPOINT, INC.

The undersigned authorized officer of Proofpoint, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):
(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements with Compliance Certificate	Quarterly within 5 days after filing 10Q but no later than 60 days after quarter end	Yes No
Annual financial statement (CPA Audited) + CC	• Fiscal year 2011: FYE within 270 days • Fiscal year 2012 and thereafter: FYE within 180 days	Yes No
Annual projections	Earlier of: (i) 7 days after Board approval, or (ii) FYE within 60 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No

Financial Covenant	Required	Actual	Complies

Maintain on a Quarterly Basis:

Minimum Liquidity	2.0:1.0	_____:1.0	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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Proofpoint, Inc. By: Name: Title:
BANK USE ONLY

Received by: ___________________________
AUTHORIZED SIGNER
Date: ________________________________

Verified: _______________________________
AUTHORIZED SIGNER
Date: ________________________________

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________

I.    Liquidity (Section 6.7(a))
Required:    2.00:1.00

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrower at SVB and SVB Affiliates	$
B.	Aggregate value of the net billed accounts receivable of Borrower	$
C.	The sum of lines A and B	$
D.	Aggregate value of Obligations to Bank	$
E.	Aggregate value of all outstanding Indebtedness of Borrower (other than Convertible Debt), and not otherwise reflected in line D above	$
F.	Total outstanding Indebtedness of Borrower (the sum of lines D and E)	$
G.	Liquidity (line C divided by line F)

Is line G equal to or greater than 2.00:1:00?

  No, not in compliance                      Yes, in compliance